Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 42,655,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,530.49
Total Offset Amount	0.00
Net Fee	$ 6,530.49